SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2001.

Rational Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12167	54-1217099
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18880 Homestead Road
Cupertino, California 95014
(Address of principal executive offices)

(408) 863-9900
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On April 3, 2001, Rational Software Corporation issued the press release filed herewith as Exhibit 99.1, reporting results for Rational's fourth quarter, together with a consolidation and workforce restructuring and certain other information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Number	Description
99.1	Press release dated April 3, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RATIONAL SOFTWARE CORPORATION

/s/ Timothy Brennan

Timothy Brennan, Chief Financial Officer and Secretary

Date:April 5 , 2001

Exhibit Index.

Number	Description
99.1	Press release dated April 3, 2001.